UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 21, 2006

IDAHO GENERAL MINES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Idaho

(State or Other Jurisdiction of Incorporation)

000-50539

91-0232000

(Commission File Number)

(IRS Employer Identification No.)

10 N. Post St., Suite 610, Spokane, WA

99201

(Address of Principal Executive Offices)

(Zip Code)

(509) 838-1213

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On April 21, 2006, Idaho General Mines, Inc. (the “Company”) entered into a three-year employment agreement with Henry A. Miller (the “Employment Agreement”) whereby Mr. Miller will serve as the Company’s Chief Financial Officer, Vice President—Finance and Senior Counsel.  The terms of the Employment Agreement are more fully described in Item 5.02 below, which is incorporated by reference herein.

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 21, 2006, the Company entered into the three-year Employment Agreement with Henry A. Miller.  Mr. Miller will serve as the Company’s Chief Financial Officer, Vice President—Finance and Senior Counsel effective.

Pursuant to the terms of the Employment Agreement, Mr. Miller will be paid a minimum base salary of $200,000 per year. In addition, Mr. Miller will be entitled to participate in an executive management bonus program and receive a discretionary performance bonus.  Mr. Miller will also receive 600,000 stock options, one-third of which vest immediately and the remainder of which vest over a two-year period.  Upon a change of control of the Company, as defined in the Employment Agreement, any unvested options that Mr. Miller holds will immediately vest, and he will be entitled to a share appreciation in common shares equal to 100% of his fully diluted equity position, which includes all of his shares, options and warrants.

In connection with Mr. Miller’s appointment, effective as of April 21, 2006 Robert Dumont will no longer serve as the Company’s acting Chief Financial Officer, but will continue as the Company’s Vice President—Business Strategies and Investor Relations. In addition, effective as of April 21, 2006, Matthew Russell, the Company’s Vice President—Operations since March 2004, has been appointed as the Company’s Chief Operating Officer and Executive Vice President—Operations.

A copy of the Employment Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.  A copy of a press release issued by the Company on April 24, 2006 is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01

Financial Statements and Exhibits

(c)

Exhibits

99.1

Employment Agreement between Idaho General Mines, Inc. and Henry Miller dated April 21, 2006

99.2

Press Release dated April 24, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDAHO GENERAL MINES, INC.

(Registrant)

Date:  April 24, 2006

By:   /s/ Matthew Russell

        Matthew Russell

        Chief Operating Officer and Executive Vice

        President—Operations